TherapeuticsMD, Inc. 8-K

Exhibit 99.1

Investor Presentation October 2018

2 Forward - Looking Statements This presentation by TherapeuticsMD, Inc. (referred to as “we” and “our”) may contain forward - looking statements. Forward - lookin g statements may include, but are not limited to, statements relating to our objectives, plans and strategies, as well as state men ts, other than historical facts, that address activities, events or developments that we intend, expect, project, believe or anti cip ate will or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipat e,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions and are ba sed on assumptions and assessments made in light of our managerial experience and perception of historical trends, current condition s, expected future developments and other factors we believe to be appropriate. Forward - looking statements in this presentation are made as of the date of this presentation, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward - looking statements are n ot guarantees of future performance and are subject to risks and uncertainties, many of which may be outside of our control. Imp ort ant factors that could cause actual results, developments and business decisions to differ materially from forward - looking statement s are described in the sections titled “Risk Factors” in our filings with the Securities and Exchange Commission, including our mos t r ecent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, as well as our current reports on Form 8 - K, and include the following: whether the FDA will approve the NDA for our TX - 001HR product candidate and whether such approval will occur by the PDUFA target action date; our ability to maintain or increase sales of our products; our ability to develop and commercialize ou r hormone therapy drug candidates and one - year contraceptive vaginal system licensed product and obtain additional financing necessary therefor; whether we will be able to comply with the covenants and conditions under our term loan agreement; the length, cost and uncertain results of our clinical trials; potential of adverse side effects or other safety risks that could pr eclude the approval of our hormone therapy drug candidates or adversely affect the commercialization of our current or future approved products; the ability of our licensees to commercialize and distribute our product and product candidates; our reliance on th ird parties to conduct our clinical trials, research and development and manufacturing; the availability of reimbursement from government authorities and health insurance companies for our products; the impact of product liability lawsuits; the influen ce of extensive and costly government regulation; the volatility of the trading price of our common stock; and the concentration of po wer in our stock ownership. TX - 001HR, TX - 005HR, and TX - 006HR are investigational drugs and are not approved by the FDA. This non - promotional presentation i s intended for investor audiences only.

3 TherapeuticsMD, A Premier Women’s Health Company CONTRACEPTION PRENATAL CARE CONTRACEPTION/ FAMILY PLANNING - PERIMENOPAUSE VASOMOTOR SYMPTOMS DYSPAREUNIA (Vulvar & Vaginal Atrophy) REPRODUCTIVE HEALTH MENOPAUSE MANAGEMENT *Investigational product, pending FDA approval * Annovera ™ Annovera ™

4 ▪ Co - founded CareFusion ▪ Held executive sales and operation management positions at McKesson, Cardinal, and Omnicell ▪ 20+ years of operations experience ▪ Former CFO of American Wireless, Telegeography, and WEB Corp ▪ Participated in American Wireless/Arush Entertainment merger ▪ Former KPMG and PricewaterhouseCoopers accountant ▪ 25+ years of women’s health pharmaceutical experience ▪ Product development leader for J&J, Wyeth, Aventis, and others ▪ Worked on development of Prempro ® , Premphase ® , and Estalis ® ▪ Former US Secretary of Health and Human Services (2001 - 2005) ▪ Holds multiple board memberships, including Centene and United Therapeutics ▪ 40 - year public health career ▪ 20+ years of commercial and marketing experience ▪ SVP of the Pfizer Consumer Healthcare Wellness Organization ▪ Commercial lead for sales and marketing of the Pfizer Women’s Health Division ▪ Co - founded vitaMedMD in 2008 ▪ 25 years of experience in healthcare/women’s health ▪ Past OBGYN Department Chair - Boca Raton Regional Hospital ▪ Past ACOG Committee Member ▪ OBGYN – trained University of Pennsylvania ▪ Former Clinical Lead of Women’s Health at Pfizer ▪ 15+ years of experience developing women’s health products ▪ Reproductive endocrinologist & infertility specialist ▪ Co - founded vitaMedMD in 2008 ▪ Co - founded CareFusion (Sold to Cardinal Health in 2006) ▪ 22 years of experience in early stage healthcare company development ▪ Former President and Chief Executive Officer of Boehringer Ingelheim (US) ▪ Former EVP of Customer Marketing and Sales of US Human Health at Merck ▪ Holds multiple board memberships, including Catalent ▪ Former Chief Executive ▪ Officer and Chief Financial ▪ Officer of Shire PLC ▪ Former Vice President of Corporate Finance at AstraZeneca ▪ Holds multiple board memberships, including Chairman of Revance Therapeutics ▪ 25 years of clinical and strategic healthcare experience ▪ Former Chief Medical Officer of CVS Health’s Medicare and Government Services ▪ Former Vice President of Clinical Innovation at MEDCO Health Solutions Jane Barlow Seasoned Management Team with a Proven Track Record of Commercial Execution Insiders own approximately ~20% of total outstanding shares • 16+ years of experience in the pharmaceuticals and biotech • Created a national sales channel, led the Specialty Diagnostics business at ViaCell , Inc. • P roduct launch and sales management roles at Eli Lilly & Company and KV Pharmaceutical Board Member Co - Founder and Director

5 Responsible and Financially Disciplined Approach to Delivering Results ▪ TXMD has a 10 year history of delivering strong results in a financially efficient manner ▪ We have two recent product approvals (Imvexxy and Annovera) and a PDUFA target action date for TX - 001HR of October 28, 2018 ▪ We remain well - financed, including our flexibility of having an additional $125M through our term loan with MidCap Financial ⁃ $75M on approval and first commercial sale of TX - 001HR on or before May 31, 2019 ⁃ Additional $50M on hitting Imvexxy and TX - 001HR 12 month net revenue threshold on or before December 31, 2019 ▪ The next phase of growth is expected to be through promotion and sales of Imvexxy, Annovera and TX - 001HR, if approved

6 Track Record of Execution Date Milestone/ Catalyst 3/14/13 First Registered Equity Offering 8/5/13 Commenced Phase 3 Replenish Trial of TX - 001HR 9/29/14 Commenced Phase 3 Rejoice Trial of TX - 004HR (Imvexxy) 12/7/15 Positive Top - Line Results from Phase 3 Rejoice Trial of TX - 004HR (Imvexxy) 7/7/16 Submission of New Drug Application for Imvexxy 12/5/16 Positive Top - Line Results from Phase 3 Replenish Trial of TX - 001HR 12/28/17 Submission of New Drug Application for TX - 001HR 5/29/18 Received FDA Approval of New Drug Application for Imvexxy 7/31/18 Acquired US Rights to Annovera from the Population Council 7/31/18 Entered into Strategic Partnership with Knight Therapeutics for Imvexxy and TX - 001HR 8/6/18 Commenced US Commercial Launch of Imvexxy 8/10/18 Received FDA Approval of New Drug Application for Annovera 10/28/18 PDUFA Date for TX - 001HR – Potential to have Three Approved Drugs in One Year Total of 241 global patent applications with 22 issued foreign patents and 20 issued U.S. patents for Imvexxy and TX - 001HR

7 Women’s Health Assets With Large Total Addressable Market Opportunities VVA due to Menopause VMS due to Menopause Moderate to severe dyspareunia, a symptom of VVA, due to menopause 32 million women 5,6 36 million women 3 >$20B 7 >$25B 4,7 TX - 001HR Bio - Identical 17 β - Estradiol Bio - Identical 17 β - Estradiol + Bio - Identical Progesterone Vaginal softgel insert Oral softgel capsule Easy to use, lowest approved dose, designed to support patient adherence Potential first and only bio - identical FDA - approved combination product Approved May 29, 2018 Commercial Launch: August 2018 PDUFA Target Action Date: Oct. 28, 2018 Moderate to severe vasomotor symptoms (VMS) due to menopause* Contraception Vaginal System 43 million women 1 $5B 2 Approved Aug. 10, 2018 Commercial Launch: Est. 4Q19 - 1Q20 Females to prevent pregnancy Indication Condition Description Form Key Value Proposition Affected US Population US TAM Opportunity Status Active Ingredients First and only patient - controlled, procedure - free, long - acting, reversible birth control product Segesterone Acetate/ Ethinyl Estradiol * Potential indication; pending FDA approval 1) Contraceptive Use in the United States, Guttmacher, July 2018. IQVIA Patient Tracker. 2) QuintilesIMS MIDAS, QuintilesIMS Analysis, Company filings. Long acting reversible contraceptive market includes: Nexplano n/ Implanon , Mirena family, Paragard and Liletta . Net sales as reported in company filings. 3) Derived from U.S. Census data on women in the age group who normally experience symptoms. 4) Based on pre - WHI annual scripts of FDA - approved HT products. 5) The North American Menopause Society. Management of symptomatic vulvovaginal atrophy: 2013 position statement of The North Am erican Menopause Society. Menopause . 2013;20(9):888 – 902. 6) Gass ML, Cochrane BB, Larson JC, et al. Patterns and predictors of sexual activity among women in the hormone therapy trials of th e Women’s Health Initiative. Menopause . 2011;18(11):1160 – 1171. 7) Based on market pricing of current FDA - approved HT products. Annovera™

8 Approved for the treatment of moderate - to - severe dyspareunia (vaginal pain associated with sexual activity), a symptom of vulvar and vaginal atrophy (VVA), due to menopause. Vulvar and Vaginal Atrophy (VVA) Program

9 Imvexxy Key Timeline ▪ 10 mcg national launch started on August 6, 2018 ▪ 4 mcg commercially available on September 13, 2018 ▪ Bio - Ignite went live August 10, 2018 with 12 pharmacies ordering Imvexxy

10 Imvexxy Launch Update through September 27, 2018 ▪ Over 14,000 units (scripts) of Imvexxy have been dispensed by pharmacies and paid for by over 8,100 patients* ⁃ 11,160 - maintenance packs ⁃ 2,890 - starter packs ▪ 78% of patients are enrolled in commercial insurance with 11% currently being able to be adjudicated based on current insurance coverage for Imvexxy ▪ 44% of patients received their 2 nd paid refill ▪ Average patient has an additional 10 authorized refills on the maintenance pack ▪ Over 3,700 prescribers have written a prescription for Imvexxy *Based on utilization of our affordability programs. Cash pay or covered by insurance. 99% of patients paid an out of pocket copay between $15 to $35 to fill their prescription.

11 References: 1. MMIT Update on Insurance Coverage ▪ ~36% unrestricted commercial coverage (no step edits and no PA) as of September 27, 2018 - TXMD will start to see the financial benefit of coverage and incremental increase in net revenue approximately 90 days following gaining commercial coverage - Net revenue for Imvexxy is expected to peak at ~60% when insurance coverage is fully established ▪ Top 3 FDA - approved VVA products ( Estrace , Premarin and Vagifem ) top out at 65%+ unrestricted commercial coverage - Not including Medicare Part D which comprises 25% of script volume

12 Net Revenue Ramp for Commercially Insured Patients ▪ TXMD already working to achieve prescriber and patient adoption, prior to full commercial insurance coverage ▪ The 90 day lag in commercial payer reimbursement will have a short - term negative impact on net revenue due to TXMD affordability programs ▪ As the patient base becomes covered by commercial insurance, TXMD expects net revenue to be on average 60% of WAC ▪ Commercial insurance coverage for Imvexxy expected to be fully established by 4Q 2019 ⁃ Product mix during this growth phase currently expected to be two starter packages for every three maintenance packages ▪ Starter pack: - WAC $405 - 60% net = $243 average net revenue per unit (script)* ▪ Maintenance pack: - WAC $180 - 60% net = $108 average net revenue per unit (script)* ▪ Blended starter/maintenance expected - Avg. WAC $270** - 60% net = $162 net revenue per unit (script)* ▪ With fully established coverage, we expect Imvexxy to support our goal of reaching profitability *Estimated net revenue for a script with commercial reimbursement, which accounts for wholesaler distribution cost, payer discounts and patient savings program. **Based on product mix during growth phase, which is expected to be two starter packs to every three maintenance packs.

13 References: 1. MMIT 0% 10% 20% 30% 40% 50% 60% 70% 80% Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 % of Commercial Lives Covered % of Rxs Paid by Commercial Insurance Net Revenue as a % of WAC * * No net revenue generation today. TXMD will start to see the financial benefit of coverage and incremental increase in net revenue approximately 90 days following gaining commercial coverage. **GTN in 1Q 2019 impacted by insurance plan resets E 4Q19 E Expect Payer Coverage Fully Established Trendline in chart based on TXMD historical experience and other products Relationship of Commercial Lives Covered Versus Imvexxy Covered Claims and Realized Net Revenue ** E E E

14 Variables Impacting Net Revenue Ramp * MMIT, 9/19/2018 ▪ Achieving 60% net revenue assumes access to top 10 commercial payers by 4Q 2019 ▪ Recently achieved ~67% u nrestricted commercial access with Express Scripts and ~93% with Anthem ▪ We are in various stages of the negotiation process with the other top 10 commercial payers ▪ Emphasis on payers with patients in our top VVA prescribing states of Florida, Texas and California Top 10 Commercial Payers Percentage of Total Lives Covered* Express Scripts 15.5% CVS Caremark 14.6% Prime 8.2% Anthem 7.7% United 7.7% OptumRx 5.9% Aetna, Inc. 5.1% CIGNA Health Plans Inc. 4.1% Kaiser Foundation Health Plans 4.0% Blue Cross Blue Shield 2.9% Top Targets

15 Payer Breakdown of FDA - Approved VVA Products 1 1 MMIT Data April 2018 2 MMIT Medicaid Cash Commercial 67% Medicare Part D 25% 5% 3% ▪ As of September 27, 2018, Imvexxy achieved ~36% unrestricted commercial coverage (no step edits or PA) - Expect commercial coverage to peak at 60%+ ▪ Earliest expected Medicare Part D coverage for Imvexxy would be January 1, 2019 ▪ Historical trends show recent launch of Intrarosa getting to ~65% unrestricted commercial access 9 months after field launch 2

16 Vulvar and Vaginal Atrophy ( V V A) 1) Kingsberg , Sheryl A., et al. “Vulvar and Vaginal Atrophy in Postmenopausal Women: Findings from the REVIVE ( REal Women’s VIews of Treatment Options for Menopausal Vaginal ChangEs ) Survey.” International Society for Sexual Medicine 2013, no. 10, 1790 - 1799. ▪ A component of genitourinary syndrome of menopause (GSM) ▪ Chronic and progressive condition that results from decreased estrogen levels characterized by thinning of vaginal tissue ▪ Diagnosed in approximately 50% of postmenopausal women 1 ▪ Primary symptom = dyspareunia (painful intercourse) ▪ Secondary symptoms include: vaginal dryness, itching, irritation, bleeding with sexual activity, dysuria, urgency, frequency, recurrent UTIs, and incontinence ▪ Current treatments include: prescription hormone creams, tablets, and rings in addition to over - the - counter lubricants H EALTHY V AGINAL T ISSUE A TROPHIC V AGINAL T ISSUE • Thick • Moist • High estrogen level • Low pH (<5) • Increased superficial cells (>15%) • Decreased parabasal cells (<5%) • Thin • Dry • Low estrogen level • High pH (>5) • Decreased superficial cells (<5%) • Increased parabasal cells (>30%) ………………………………………………..

17 1) The North American Menopause Society. Management of symptomatic vulvovaginal atrophy: 2013 position statement of The North Am erican Menopause Society. Menopause . 2013;20(9):888 – 902. 2) Gass ML, Cochrane BB, Larson JC, et al. Patterns and predictors of sexual activity among women in the hormone therapy trials of th e Women’s Health Initiative. Menopause . 2011;18(11):1160 – 1171. 3) Kingsberg SA, Krychman M, Graham S, Bernick B, Mirkin S. The Women’s EMPOWER Survey: Identifying women’s perceptions on vulvar and vaginal atrophy and its treatment. J Sex Med. 2017;14:413-424; IMS Health Plan Claims (April 2008-Mar 2011). 4) TherapeuticsMD “EMPOWER” Survey, 2016 5) Wysocki, S et al, Management of Vaginal Atrophy: Implications from the REVIVE Survey . Clinical Medicine Insights: Reproductive Health 2014:8 23 - 30 doi:10.4137/CMRH.S1449 Current US VVA Market Overview ▪ Only 7% of women (2.3M) with VVA symptoms , are currently being treated today with Rx hormone therapy (HT) 3 – Long - term safety concerns 5 – Efficacy 5 – Messiness 5 – Need for applicator 5 32M with VVA symptoms (1 out of 2 menopausal women) in the United States 1,2 50% (16M) seek treatment for VVA 4 - 25% (8M) OTC products - 18% (5.7M) past HT users - 7% (2.3M) current HT users Only 7% (2.3M) are current users of Rx hormone therapy 3

18 Professional Societies and FDA Recommend the Lowest Effective Dose References: 1. ACOG Practice Bulletin No. 141: management of menopausal symptoms. Obstet Gynecol. 2014;123(1):202 - 216. 2. The North American Menopause Society. Clinical care recommendations chapter 8: prescription therapies. http://www.menopause.org/publications/clinical - care - recommendat ions/chapter - 8 - prescription - therapies. Accessed March 8, 2018. 3. Food and Drug Administration. Guidance for Industry – Estrogen and Estrogen/Progestin Drug Products to Treat Vasomotor Symptoms and Vulvar and Vaginal Atrophy Symptoms — Recommendations for Clinical Evaluation. https://www.fda.gov/downloads/drugs/guidancecomplianceregu latoryinformation/guidances/ ucm071643.pdf. Published January 2003. Accessed March 8, 2018. American College of Obstetricians and Gynecologists (ACOG) 1 “Low - dose and ultra - low systemic doses of estrogen may be associated with a better adverse effect profile than standard doses and may reduce vasomotor symptoms in some women.” North American Menopause Society (NAMS) 2 “The lowest dose of HT should be used for the shortest duration needed to manage menopausal symptoms. Individualization is important in the decision to use HT and should incorporate the woman’s personal risk factors and her quality - of - life priorities in this shared decision.” FDA 3 “…this guidance encourages sponsors to develop the lowest doses and exposures for both estrogens and progestins for indications sought, even though specific relationships between dose, exposure, and risk of adverse events may not be known.”

19 Improvement seen at week 12 (primary) and as early as 2 weeks (secondary) Imvexxy is “Redefining Relief” Key Clinical Attributes: New lowest approved dose 1 Strong efficacy and safety data 2 3 Owning clinical attributes with the underpinning of a highly effective patient experience Ease of use and absence of applicator 5 Ability to be used any time of day 6 A mess - free way to administer 7 PK data where systemic hormone levels remain within normal postmenopausal range 4 Dose packaging to optimize patient compliance and enhance provider and patient acceptance 8 Key Physical Attributes:

20 ▪ 81% of total prescribers within current 150 TXMD territories 1 ▪ 40% overlap with current prenatal vitamins business ▪ Sales force of 150 ▪ Partnership with inVentiv, leading contract sales organization ▪ Operational and analytic systems TXMD Sales Force in OB/GYN Offices Foundation Built for a Strong Launch =TXMD territories 1 IQUVIA Data

21 References: 1. Estrace Vaginal Cream [package insert]. Irvine, CA: Allergan USA, Inc.; 2017. 2. Premarin Vaginal Cream [package insert]. Philadelphia, PA: Wyeth Pharmaceuticals Inc., a subsidiary of Pfizer Inc.; 2017. 3. Estring [package insert]. New York, NY: Pharmacia & Upjohn Company LLC, a subsidiary of Pfizer Inc.; 2017. 4. Vagifem [package insert] Plainsboro, NJ: Novo Nordisk Inc.; 2017. 5. IMVEXXY [package insert] Boca Raton, FL: TherapeuticsMD, Inc.; 2018. 6. Constantine GD, Simon JA, Pickar JH, et al. The REJOICE trial: a phase 3 randomized, controlled trial evaluating the safety and efficacy of a novel vaginal es tr adiol soft-gel capsule for symptomatic vulvar and vaginal atrophy. Menopause . 2017;24(4):409-416. 7. Intrarosa [package insert]. Waltham, MA: AMAG Pharmaceuticals, Inc.; 2017. 8. Osphena [package insert]. Florham Park, NJ: Shionogi Inc.; 2015. 9. Symphony Health Solutions PHAST Data powered by IDV; Annual 2017 [a. [2017 Estrace and generics (Teva, Mylan, Impax & Alvogen ) and 2017 Vagifem , Yuvafem (authorized generic of Vagifem ), and Teva generic]. 10. Price RX March 2018. There have been no head - to - head trials between IMVEXXY and any of the products listed above. All trademarks are the property of their respective owners. Abbreviations: WAC, wholesale acquisition cost. Product Estrace ® Cream (estradiol vaginal cream, USP, 0.01%) 1 Premarin Cream ® (conjugated estrogens) 2 Estring ® (estradiol vaginal Ring) 3 Vagifem ® (estradiol vaginal inserts) 4 IMVEXXY (estradiol vaginal inserts) 5,6 Intrarosa® ( prasterone vaginal inserts) 7 Osphena ® (ospemifene tablets) 8 FDA approval 1984 1978 1996 1999 2018 2016 2013 Active Ingredient 100 μ g estradiol 625 μ g conjugated equine estrogens 2,000 μ g estradiol 10 μ g estradiol 4 μ g or 10 μ g estradiol 6,500 μ g prasterone 60,000 μ g ospemifene TRx MSB Dollars 2017 9 $504,804,770 $463,264,428 $105,169,311 $446,044,670 - $3,597,519 $66,904,883 Method of administration Vaginal Cream Vaginal Cream Vaginal Ring Tablet Vaginal Insert Softgel Vaginal Insert Vaginal Insert Oral Tablet WAC package price (2018) 10 $314.87 (42.5 - g tube) $355.77 (30 - g tube) $431.34 (1 ring) $170.16 (8 tablets) $180.00 (8 inserts) $185.50 (28 inserts) $611.39 (90 tablets) Calculated WAC 30 - day supply (2018) 10 $104.96 $118.59 $143.78 $170.16 $180.00 $198.75 $203.80 Current FDA - Approved VVA Products Local Vaginal Estrogen > 95% Market Share Local estrogen therapy currently represents over 95% market share in the VVA market ▪ Current standard of care per medical society guidelines ▪ Current poor compliance within the class ▪ Imvexxy is the new lowest approved dose with potential for improved compliance 30 - day WAC Maintenance dose pricing $180 for IMVEXXY ▪ Near parity w/ Vagifem ($170.16) & less than newest entrants Intrarosa ($198.75), Osphena ($203.80)

22 VVA Class Commercial Coverage : 1 Top 25 payers represent ~87% of Commercial lives with a majority of access unrestricted Controlling Payer/PBM Lives Express Scripts PBM 28,507,971 15%Covered Covered Covered Preferred Covered Preferred Preferred CVS Caremark RX 27,256,869 15%Preferred Covered Preferred Preferred Preferred Covered Preferred Anthem, Inc. 14,385,833 8%Covered Covered (PA/ST) Covered (PA/ST) Preferred Covered Preferred Covered UnitedHealth Group, Inc. 13,571,816 7%Covered Covered Covered Covered Covered Preferred Preferred OptumRx 11,762,164 6%Preferred Covered Covered Preferred Covered Preferred Covered Aetna, Inc. 7,903,792 4%Covered Covered Covered Preferred Covered Preferred Covered Kaiser Foundation Health Plans, Inc. 7,453,024 4%Preferred Not Covered Not Covered Preferred Not Covered Not Covered Preferred CIGNA Health Plans, Inc. 7,408,428 4%Covered Covered Covered Preferred Covered Preferred Preferred Department of Defense - TRICARE 7,036,804 4%Preferred Preferred (PA/ST)Preferred Preferred Preferred (PA/ST)Preferred Preferred Blue Cross Blue Shield Association Corporation 5,410,238 3%Preferred Covered Covered Preferred Covered Covered Covered Health Care Service Corporation 5,290,357 3%Preferred Covered Covered Covered Covered Preferred Covered Department of Veterans Affairs (VHA) 4,777,557 3%Covered (PA/ST) Covered (PA/ST) Covered (PA/ST) Preferred Covered (PA/ST) Covered (PA/ST) Covered (PA/ST) Envision Pharmaceutical Services 3,125,237 2%Covered Covered Covered Preferred Covered Generic (Preferred)Covered Indian Health Service (IHS) 2,186,820 1%Covered (PA/ST) Covered (PA/ST) Covered (PA/ST) Preferred Covered (PA/ST) Covered (PA/ST) Covered (PA/ST) Blue Shield of California 1,840,474 1%Covered Covered (PA/ST) Covered (PA/ST) Preferred Covered Preferred Preferred CareFirst, Inc. 1,517,895 1%Covered Covered Preferred Preferred Covered Covered Preferred EmblemHealth, Inc. 1,477,204 1%Covered Covered Covered Preferred Covered Preferred Preferred Blue Cross Blue Shield of Michigan 1,399,562 1%Covered Covered Covered Preferred Covered Covered Preferred Humana, Inc. 1,212,751 1%Covered Not Covered Not Covered Not Covered Not Covered Not Covered Covered Blue Cross and Blue Shield of Florida, Inc. 1,207,374 1%Covered Covered Covered Preferred Preferred Preferred Covered Blue Cross Blue Shield of Minnesota 1,173,171 1%Preferred Covered Covered Covered Covered Preferred Covered State of New York 1,092,511 1%Preferred Not Covered Preferred Preferred Covered Covered Covered Blue Cross Blue Shield of North Carolina 1,061,152 1%Covered Covered Covered Preferred Covered Preferred Covered Centene Corporation 1,012,171 1%Covered (PA/ST) Not Covered Covered Preferred Covered (PA/ST) Covered Covered Blue Cross Blue Shield of Alabama 991,169 1%Preferred Covered Covered Covered Preferred Not Covered Covered EstringYuvafemVagifem % of Commerical lives Vulvar and Vaginal Atrophy- 184,277,713 Commercial Lives Estrace Cream Intrarosa Osphena Premarin Cream References: 1. MMIT May 2018

23 Symphony Health Solutions PHAST Data powered by IDV Vagifem and Yuvafem (authorized generic of Vagifem) VVA TRx Market Share (%) Oct 2015 - Sept 2016 VVA TRx Market Share (%) Oct 2016 - April 2018 Gains (Losses) Vagifem 29.7% 5.4% - 24.3% Generic Estradiol Tablets (including Yuvafem and others) - 24.4% 24.4% Total 29.7% 29.8% 0.1% Favorable Payer Dynamics: No Substitution Across Branded Products Case Study: Vagifem ® Generics Launch ▪ Yuvafem launch in October 2016 ▪ Yuvafem continues to take market share from only Vagifem ▪ No substitution or cannibalization of other branded products

24 Prior Authorization Example in the VVA Class ▪ The majority of commercial payers do not require PA/ST for branded VVA treatments today 1 ▪ However, select payers require written PA and step - through one or two preferred products in select cases ― Unlikely for Imvexxy to step - edit through a higher dose vaginal estrogen product ▪ Low dose vaginal estrogen remains frontline therapy Example 1: PA Criteria for Osphena at Anthem 2 References: 1. MMIT, May 2018 2. Anthem. https://www11.anthem.com/provider/noapplication/f0/s0/t0/pw_e213344.pdf?na=pharminfo

25 Recent VVA TRx Launch Trajectories Represent Reasonable Comparators for Imvexxy Launch in Year 1 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 11,000 12,000 13,000 14,000 15,000 Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 Month 7 Month 8 Month 9 Month 10 Month 11 Month 12 Osphena Total Rx Osphena New Rx Intrarosa Total Rx Intrarosa New Rx Rate Limited Factors in Year 1 that Impact Launch: □ Limited number of new women going onto therapy each year □ Number of women that switch to a new product year 1 □ The impact of the above factors is reduced in years 2 and beyond References: 1. PHAST Symphony

26 TXMD’s Patient Engagement Programs for Adoption, Affordability & Adherence Education & Impact of Condition Product Education Accelerate Access to HCP Patient Support Affordability Programs Adherence & Persistence ▪ Developed over the past 6 years in an effort to improve the long term value of a patient through Education, Adherence and Co - Pay assistance ▪ TXMD utilizes standard pharmaceutical industry programs in a more coordinated and effective fashion – maximizing impact and results ▪ Program has achieved 78% utilization of the Co - Pay assistance program compared to an industry standard of 30% ▪ Created and piloted around the prenatal vitamin product line to enhance the launches of Imvexxy and TX - 001HR (if approved)

27 Results of TXMD Prenatal Vitamin Adoption & Adherence Programs Patient Adherence Prescriber Loyalty Data Insights Industry Avg: 2.5 of 9 months TXMD Avg : 7 of 9 months Industry Avg: 30 prescriptions per physician per year TXMD Avg : 71 prescriptions per physician per year Industry Avg: 60 days TXMD Avg : Real time Data

28 1) Wysocki, S et al, Management of Vaginal Atrophy: Implications from the REVIVE Survey . Clinical Medicine Insights: Reproductive Health 2014:8 23 - 30 doi:10.4137/CMRH.S14498 2) Total Rx/Patient Count 3) The North American Menopause Society. Management of symptomatic vulvovaginal atrophy: 2013 position statement of The North Am erican Menopause Society. Menopause . 2013;20(9):888 – 902. 4) Symphony Health Solutions PHAST Data powered by IDV; Annual 2017 a. 2017 Vagifem , Yuvafem (authorized generic of Vagifem ), and Teva generic 5) IMS SDI's Total Patient Tracker; Annual 2017 Compliance and Fills Per Year Drives Top - Line Revenue Current VVA Market Messiness 1 Reusable Applicator 1 Dose Preparation by User Required 3 Long - term Safety 1 Vaginal Creams: Efficacy 1 Applicator 1 Long - term Safety 1 Systemic Absorption 1 Reasons Women Stop Reasons Women Stop Average: 1.5 Fills Per Year 2 Average: 3.5 Fills Per Year 2 Vaginal Tablets: ▪ Higher average fills per year enable Vagifem/Yuvafem to generate equal revenue as Premarin and Estrace with significantly less patients on therapy Product TRx Dollars 4 Patient Count 5 Patient Share 5 Estrace $ 5 83 , 612 , 698 900,618 41% Premarin $533,386,029 696,125 32% Vagifem /Generics $525 , 321 , 410 a 448,745 20% Estrace Premarin Vagifem

29 Patient Engagement Program Healthcare Provider Writes a Prescription Affordability Program Maximum Out - of - Pocket $35 Retail Pharmacy Fills Prescription TXMD Affordability and Education Program Engagement Program to Increase Compliance and Adherence

30 Incremental Fills Per Year Drive Upside to Net Revenues $400,000 $475,000 $550,000 $625,000 $700,000 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 4 Fills Per Patient 5 Fills Per Patient 6 Fills Per Patient 7 Fills Per Patient 8 Fills Per Patient (000s) Each incremental fill per year can add an estimated $75M to Imvexxy net revenues 1 Assumes zero market growth and z ero price increases 2 IQVIA Total Patient Tracker (2017 Data) Year 5 Assumptions 1 Total VVA Patients on HT 2 2,300,000 Imvexxy Market Share 25 - 30% Imvexxy Patients 665,000 WAC of Loading Dose $405.00 WAC of Maintenance Dose $180.00 Sum of Total Discounts per Rx 35%

31 TX - 001HR Combination Estrogen + Progesterone (E+P) Program TX - 001HR Update - Entered into label discussions with FDA on September 27, 2018 1 - PDUFA target action date remains October 28, 2018 - We do not anticipate providing updates with respect to label discussions prior to the PDUFA target action date 1 There can be no assurance that the FDA will approve the NDA for TX - 001HR, or that such approval will occur by the PDUFA target action date, and the entrance into label discussions does not imply otherwise.

32 TX - 001HR Product Development Rationale ▪ 2002 Women’s Health Initiative (WHI) study showed that the long - term use of certain synthetic hormones (a combination of medroxyprogesterone and conjugated equine estrogens) increased the risk of breast cancer, stroke, heart attack and blood clots (all FDA - approved combination hormonal products contain a synthetic Progestin and not a bio - identical Progesterone) ▪ 2002 Post WHI, women and healthcare providers shifted to Bio - Identical Hormone Therapy (BHRT) containing bio - identical estradiol and bio - identical progesterone as an alternative despite being unapproved drugs that are not covered by insurance ― Over 90M+ scripts of synthetic hormone therapy prescribed annually before 2002, declining to ~ 26 M in 2015 1 » Today, patients have the choice between three therapies: • FDA - approved, synthetic combination hormones • FDA - approved, separate bio - identical hormone products • Unapproved, compounded bio - identical hormones that have not been proven safe and effective, or covered by insurance ▪ Compounding filled the need for BHRT ― 30M scripts (3M women) of Compounded Bio - identical Hormone Therapy (CBHRT) prescribed annually in the U.S. currently 2,3 ▪ All the major medical societies and the FDA discourage the prescribing of compounded hormones ▪ No FDA - approved BHRT bio - identical combination product of estradiol + progesterone ▪ If approved, TX - 001HR would become the first and only FDA - approved bio - identical combination product to fill this unmet need 1) Symphony Health Solutions PHAST Data powered by IDV; Annual 2015 2) The reported number of annual custom compounded hormone therapy prescription of oral and transdermal estradiol and progesterones taken combined and in combination (26MM to 33MM) 3) Pinkerton, J.V. 2015. Menopause, Vol.22, No.9, pp 0 - 11. Compounded FDA Approved

33 TX - 001HR – Potential Best in Class Therapy Prototype Maintenance Pack Bio - Identical  Single Dose Combination  VMS Efficacy Data  Endometrial Cancer Safety Data  FDA - Approved  1 Third - Party Reimbursement  2 Dosing and Delivery ▪ Once - a - day single oral softgel capsule Addresses Unmet Medical Need ▪ First and only combination of bio - identical estradiol and bio - identical progesterone product candidate ▪ Single combination dose option ▪ Positive Phase 3 Replenish Trial safety and efficacy results ▪ Potential t hird - party reimbursement, if approved PDUFA target action date October 28, 2018 ▪ Strong patent estate with patent expirations starting 2032 Potential first and only: 1) Bio - identical combination estradiol & progesterone 2) FDA - approved Benefits to women, healthcare providers, and pharmacies TX - 001HR (If Approved) 1) NDA submitted December 28, 2017; FDA PDUFA date October 28 th , 2018 2) Reimbursement anticipated if FDA - approved

34 FDA - Approved Compounded Combination Bio - Identical E+P Separate Bio - Identical E & P Pills Combination Synthetic E+P 1 TRx US: ~3.8 million 1 ~3 million 2 12 – 18 million TX - 001HR Potential Substitutable Market $760M - $950M 3 $600M - $750M 3 $2.4B - $4.5B 3 TX - 001HR Total Substitutable Market Opportunity $3.7B – $6.1B 1) Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2017 2) Includes the following drugs: Activella®, FemHRT ® , Angeliq ®, Generic 17 b + Progestins, Prempro ®, Premphase ®, Duavee ®, Brisdelle® 3) Assume WAC pricing between $200 - 250 All trademarks are the property of their respective owners. Multi - Billion Dollar Total Substitutable Market Opportunity TX - 001HR Substitutable Market (if approved) Product Use by Age AGES 41 - 50 AGES 51 - 60 AGES 61 - 70 AGES 71+ TRx Totals Progesterone 903,680 1,596,847 902,733 399,665 3,802,925 1 Estradiol 2,297,141 5,033,146 2,772,199 1,476,272 11,578,758 1 • FDA - approved separate bio - identical estrogen and progesterone channel alone represents up to $950M annually at a WAC price of $250 ― 2 separate copays ― Not FDA approved to be used together for endometrial protection • Potential billion dollar opportunity with even only limited penetration into compounding channel

35 TX - 001HR Could Fulfill Therapeutic Gap For Stakeholders • If approved, meet demand for bio - identical hormone therapy with a product approved by FDA on safety and efficacy • Reduce of out - of - pocket costs via insurance coverage • Convenience of one combination product • Widely acceptable at pharmacies and not just compounding pharmacies Patients • First and only FDA - approved bio - identical combination hormone therapy • Clinically validated dose regimen • Eliminate risks of compounded hormone therapy • Meet patient demands and reduce patient out - of - pocket costs via insurance coverage • Follow medical standards of care and society guidelines while reducing liability Healthcare Providers • Meet patient and physician demand for bio - identical hormone therapy • Assuming third - party reimbursement, significantly improve net margin per script • Lower certain legal and regulatory costs and risks Pharmacies • Reduce need for and use of compounded hormone products • Full enforcement of regulations regarding compounded hormones FDA/Regulatory Bodies

36 BIO - IGNITE TM BIO - IGNITE TM started as an outreach program to quantify the number of compounded bio - identical estradiol and progesterone prescriptions currently dispensed by the 3,000 high - volume compounding pharmacies, and qualify their interests in distributing our hormone product candidates, if approved. WHAT IT HAS BECOME: A four - phase strategic initiative to activate all current stakeholders involved in the BHRT community. Ensuring that TX - 001HR has the best national access and uptake possible. Compounding Pharmacy Partnership Strategy Phase 1 Initial Outreach Phase 2 Program Dev. Phase 3 IMVEXXY Launch Phase 4 TX - 001HR National Rollout

37 Bio - Identical Customization Estradiol & Progesterone Claims Base for all Patients Controls VMS symptoms Promotes sleep & calming Progesterone to oppose Estradiol - safety Estrone, Estriol & DHEA Claims Breast cancer reduction/prevention Decrease clotting Glucose maintenance Improves lipids profile Testosterone Claims Libido Muscle tone Improves skin turgor Emotional well - being Thyroid (T3, T4) Claims Weight gain Lack of Energy Depression Memory Supplements Vitamin D3 Melatonin (sleep) Omega - 3 TX - 001HR Doses 1 mg/100 mg 0.5 mg/100 mg Covers >80% of Compounded E+P Continued Testing Blood, Saliva, Urine Customization of therapy at compounding pharmacies refers to addressing the overall patient condition including menopausal symptoms, adrenal function, libido, energy levels, thyroid function and nutrition, rather than through micro - dose changes in estrogen/progesterone amounts based on blood levels

38 BIO - IGNITE Progress and Results Partnerships with Large Pharmacy Network and Individual Pharmacies Pharmacy Network and Individual Pharmacy Partners # of Pharmacies >300 Pharmacies In Network Combination Bio - Identical E+P Scripts ~1,500,000 prescriptions annually All trademarks are the property of their respective owners. TXMD Outreach to Individual Pharmacies >400 Pharmacies with Prescription Data > 500,000 prescriptions annually *Formerly known as Premier Value Pharmacy Compounding Network *

39 USP <800> Expenses Create Large Barriers for Compounders USP <800> Requirements Cost Implementation Time Segregated Clean Room: ▪ USP <800> Design ▪ Construction $60,000 - $200,000 1 year – 1.5 years Ventilation System $25,000 - $50,000 New Equipment for Hazardous Compounding $15,000 - $50,000 - Total $100,000 - $300,000 1 year – 1.5 years ▪ High upfront capital expenditures required for compliance ▪ Long implementation time ▪ Increased ongoing operating expenses associated with capital expenditures Estimates provided from Johnson’s Compounding and Bird’s Hill Pharmacy

40 1) Includes additional labor, pharmacists, technicians, regulatory, and legal expenses 2) December 2019 Implementation; includes >$150,000 capital expenditure as well as new identification requirements for receip t, storage, mixing, preparing, compounding, dispensing, and administration of hazardous drugs Economic Support TXMD Partnership for Patient Care Insurance Coverage (b efore 2H14) Present Day (2018) Post USP <800> (Dec. 2019) TX - 001HR Launch 1Q2019 Revenue Patient Co - Pay $50.00 $50.00 $50.00 $50.00 Third - Party Reimbursement $115.00 - - $200.00 Total Net Revenue $165.00 $50.00 $50.00 $250.00 1 Costs of Good Sold $7.50 $7.50 $7.50 $200.00 2 Gross Profit $157.50 $42.50 $42.50 $50.00 Gross margin 95.5% 85.0% 85.0% 20.0% Operating Expenses G&A $15.00 $15.00 $15.00 $15.00 S&M $7.50 $7.50 $7.50 $5.00 Additional Compounding Costs 1 $15.00 $15.00 $15.00 - Cost of USP <800> Requirements 2 - - $10.00 - Total Operating Expenses $37.50 $37.50 $47.50 $20.00 Pre - Tax Profit $120.00 $5.00 $(5.00) $30.00 Economic Incentives Provide Catalyst to Switch to TX - 001HR

41 Annovera  (Segesterone Acetate/Ethinyl Estradiol Vaginal System) Approved for use by females of reproductive potential to prevent pregnancy. (Limitation of use: Not adequately evaluated in females with a body mass index of >29 kg/m2).

42 ▪ Annovera approved on August 10, 2018 • Segesterone acetate component of Annovera classified as NCE with 5 year exclusivity ▪ Developed by the Population Council – developer of multi - billion dollar long acting contraceptive products • ParaGard® and Mirena® IUDs ; Norplant® and Jadelle ® implants; and Progering ® ▪ Benefits • Increase compliance over short acting products • Offer women a long - term birth control option without requiring a procedure for insertion and removal like IUDs or implants • Allow women who haven’t had a child (nulliparous) or are not in a monogamous relationship - who are often counseled against IUDs due to the potential risk of infertility - access to long - term reversible birth control Annovera - 1 - Year Vaginal System 1 Merkatz, Ruth B., Marlena Plagianos, Elena Hoskin, Michael Cooney, Paul C. Hewett, and Barbara S. Mensch. 2014. “Acceptabilit y of the Nestorone®/ethinyl estradiol contraceptive vaginal ring: Development of a model; implications for introduction,” Contraception 90(5): 514 – 521. 2 Narender Kumar, Samuel S. Koide, Yun - Yen Tsong, and Kalyan Sundaram. 2000. “Nestorone: a Progestin with a Unique Pharmacological Profile,” Steroids 65: 629 - 636 First and only patient - controlled , procedure - free , long - acting , reversible birth control

43 ▪ The vaginal system is composed of a “squishy” silicone elastomer • 21/7 days cyclical dosing regimen for one year (13 cycles) • 89% overall patient satisfaction in clinical trials 1 ▪ Average daily release over one year of use: • 0.15 mg/day segesterone acetate • 0.013 mg/day ethinyl estradiol ▪ Nestorone: progesterone derived unique progestin 2 • High progestational potency and anti - ovulatory activity • No androgenic, estrogenic or glucocorticoid effects at contraceptive doses ▪ Strong safety and efficacy data ▪ High patient satisfaction and acceptability Annovera - 1 - Year Vaginal System Segesterone Acetate [Nestorone®]/Ethinyl Estradiol 1 Merkatz, Ruth B., Marlena Plagianos , Elena Hoskin, Michael Cooney, Paul C. Hewett, and Barbara S. Mensch. 2014. “Acceptability of the Nestorone ®/ethinyl estradiol contraceptive vaginal ring: Development of a model; implications for introduction,” Contraception 90(5): 514 – 521. 2 Narender Kumar, Samuel S. Koide, Yun - Yen Tsong , and Kalyan Sundaram. 2000. “ Nestorone : a Progestin with a Unique Pharmacological Profile,” Steroids 65: 629 - 636

44 Clinical Trial Experience Efficacy & Safety 1 ▪ Based on two pivotal Phase 3 clinical trials with 2,308 women – Efficacy and safety consistent with other birth control pills, patches and hormonal rings ▪ Efficacy – Highly efficacious in preventing pregnancy when used as directed (97.3%) ▪ Primary Endpoint Pearl Index was 2.98 per 100 woman - years ▪ Consistent with all other combination hormone birth control pills, patches and rings ▪ Safety – Class labeling for combination hormonal contraceptives (CHCs) – All CHCs carry the boxed warning about cigarette smoking and serious cardiovascular events, particularly for women over age 35 – The risk profile is consistent with other CHCs – The most common adverse reactions include headache, nausea/vomiting, vulvovaginal mycotic infections, abdominal pain, dysmenorrhea, vaginal discharge, UTIs, among others – The most common adverse reactions leading to discontinuation were: ▪ Irregular bleeding (1.7%), headache (1.3%), vaginal discharge (1.3%), and nausea/vomiting (1.2%) 1 http://annovera.com/pi.pdf

45 Acceptability Data 1 ▪ Phase 3 acceptability study (n=905 subjects) ▪ Overall satisfaction 89% related to ease of use, side effects, expulsions/feeling the product, and physical effect during sexual activity ▪ High rates of adherence (94.3%) and continuation (78%) 1 Merkatz, Ruth B., Marlena Plagianos , Elena Hoskin, Michael Cooney, Paul C. Hewett, and Barbara S. Mensch. 2014. “Acceptability of the Nestorone ®/ethinyl estradiol contraceptive vaginal ring: Development of a model; implications for introduction,” Contraception 90(5): 514 – 521. Ease of inserting (N=905) Ease of removing (N=905) Ease of remembering CVR insertion (N=905) Ease of remembering CVR removal (N=905) No side effects reported on questionnaire (N=905) 90.8% (n=823) 88.2% (n=798) 87.6% (n=793) 85.2% (n=771) 81.8% (n=740) Phase 3 Acceptability Study Demonstrated 1 - Year Contraceptive Vaginal System High User Satisfaction

46 ▪ Only FDA approved long - acting reversible birth control that doesn’t require a procedure or repeat doctor’s visit • Empowers women to be in control of their fertility and menstruation • Annovera is the only user - directed single 12 - month birth control product ▪ Highly effective in preventing pregnancy when used as directed (97.3%) ▪ High patient satisfaction in clinical trials 1 (89% overall satisfaction) ▪ Low daily release of ethinyl estradiol (13 mcg) ▪ Only product with new novel progestin - segesterone acetate 2 • No androgenic, estrogenic or glucocorticoid effects at contraceptive doses ▪ Favorable side effect profile including low rates of discontinuation related to irregular bleeding (1.7%) ▪ Safety profile generally consistent with other CHC products, including boxed warning 1 Merkatz , Ruth B., Marlena Plagianos , Elena Hoskin, Michael Cooney, Paul C. Hewett, and Barbara S. Mensch. 2014. “Acceptability of the Nestorone ®/ethinyl estradiol contraceptive vaginal ring: Development of a model; implications for introduction,” Contraception 90(5): 514 – 521. 2 Narender Kumar, Samuel S. Koide, Yun - Yen Tsong , and Kalyan Sundaram. 2000. “Nestorone: a Progestin with a Unique Pharmacological Profile,” Steroids 65: 629 - 636 3 Lohr , et al. Use of intrauterine devices in nulliparous women. Contraception 95 (2017); 529 - 537 Annovera Key Clinical Attributes Clinical Attributes Physical Attributes ▪ Softer and more pliable than NuvaRing ▪ Acceptable for women who haven’t had a child (nulliparous) or are not in a monogamous relationship 3 ▪ “Vaginal System” – the only product in a new class of contraception with potential for $0 co - pay ▪ Cost and convenience (pharmacy and doc visits) ▪ Does not require refrigeration by HCP

47 U.S. Prescription Contraceptive Market $3.5 $3.4 $3.2 $3.1 $3.0 $2.8 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 2012 2013 2014 2015 2016 2017 Daily Oral Contraceptives Long Acting Reversible Contraceptives ▪ OC’s continue to lose market share to longer acting solutions such as IUDs, Implants and Rings ▪ IUDs and Implants are experiencing significant growth as the market shifts towards long - acting solutions $0.8 $0.9 $1.1 $1.2 $1.4 $1.5 $0.0 $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 $1.4 $1.6 $1.8 2012 2013 2014 2015 2016 2017 (Net Sales in Bn ’s) (1) (Net Sales in Bn ’s) (1) 1 IQVIA 2017, Company filings. Long acting reversible contraceptive market includes: Nexplanon/ Implanon , Mirena family,Paragard and Liletta . Net sales as reported in company filings. ▪ One of the largest therapeutic categories by script count ▪ ~ > $5B U.S. net sales 1

48 Top Contraceptive Products Based on Revenue Company filings; Symphony Health Solutions PHAST Data powered by IDV. Net sales as reported in company filings. $841 $420 $496 $564 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 MIRENA IUD FAMILY (INCLUDES MIRENA, KYLEENA & SKYLA) LO LOESTRIN FE BIRTH CONTROL PILL NEXPLANON IMPLANT NUVARING 2017 Net Revenue (mm) Net Revenue (mm) This includes 3 products

49 Large Established Ring Market Annovera compared to existing NuvaRing and potential NuvaRing generic ▪ 1 - year duration (vs. monthly) ▪ Soft, pliable, squishy (vs. semi - rigid ring body) ▪ 89% overall patient satisfaction in clinical trials 1 ▪ High rates of adherence (94.3%) and continuation (78%) 1 ▪ New/Lower hormones – New progestin segesterone acetate (vs. etonogestrel ) o No androgenic, estrogenic or glucocorticoid effects at contraceptive doses 2 – 13 mcg ethinyl estradiol (vs. 15 mcg) ▪ No monthly hormonal burst from each new NuvaRing placed ▪ No refrigeration required by HCP ▪ Low discontinuation rates 3 – Annovera: Irregular bleeding 1.7%, headache/migraine 1.3%, vaginal discharge/infections 1.3%, nausea/vomiting 1.2% – NuvaRing: Device - related events 2.7%, mood changes 1.7%, headache (including migraine) 1.5% and vaginal symptoms 1.2% ▪ Less expensive ~$1,400 for Annovera vs. $2,013 for NuvaRing based on annual WAC price ▪ “Vaginal System” - a new class of contraception with potential for $0 co - pay ▪ NuvaRing no longer actively promoted 1 Merkatz, Ruth B., Marlena Plagianos , Elena Hoskin, Michael Cooney, Paul C. Hewett, and Barbara S. Mensch. 2014. “Acceptability of the Nestorone ®/ethinyl estradiol contraceptive vaginal ring: Development of a model; implications for introduction,” Contraception 90(5): 514 – 521. 2 Narender Kumar, Samuel S. Koide, Yun - Yen Tsong , and Kalyan Sundaram. 2000. “ Nestorone : a Progestin with a Unique Pharmacological Profile,” Steroids 65: 629 - 636 3 Based on product Prescribing Information; not a head to head comparison

50 Unique Product Characteristics Should Lead to Good Payer Coverage ▪ Anticipate parity or discount pricing level ~$1,400 annual WAC cost ▪ 30% decrease to annual WAC of NuvaRing, reflects TXMD’s responsible brand pricing ▪ Allows for improved patient adherence and a potential decrease in unplanned pregnancies ▪ Only one pharmacy fill fee per year (estimated savings of $33 annually per patient) ▪ No repeat office visit or procedure fees (several hundred dollars per patient) ▪ Contains ethinyl estradiol and Nestorone ®, a new and unique progestin ▪ “Vaginal System” - a new class of contraception with potential for $0 co - pay The Affordable Care Act (ACA) mandates that private health plans provide coverage for one treatment per class of contraception used by women with no patient out - of - pocket costs

51 1 - Year Vaginal Contraceptive System Serves an Unmet Need in the U.S. Contraceptive Market Annovera™ NuvaRing ® IUD’s Oral Contraceptives Duration of Action x 1 year (21/7 regimen)  1 month (21/ 7 regimen) x 3 - 10 years  Daily pill intake Patient Control x Removable at any time x Removable at any time  Procedure required x Stop at any time Nulliparous Women x Yes x Yes  Not universally acceptable x Yes Product Administration x Patient administered pliable ring x Patient administered Semi - rigid ring  Physician in - office procedure x Oral intake Patient Convenience x 1 doctor’s visit, 1 pharmacy visit per year  Monthly pharmacy visit  Physician in - office procedure HCP stocking required  Daily pill presents compliance/adherence risks; potential increase in unplanned pregnancies Healthcare Provider Convenience x Filled at pharmacy; No refrigeration; No inventory or capital outlay x Filled at pharmacy; Refrigeration required prior to being dispensed  HCP required to hold inventory x Filled at pharmacy Cost x $1,400 WAC  $154.89/28 days, or 1 year cost of $2013.57 (13 rings/year) x $909 WAC + insertion and removal costs (good for 5 years)  Lo Loestrin ® Fe $128.51/28 days, or 1 year cost of $1,670.63 (13/year) Contraceptive Class Vaginal System Vaginal Ring IUD Oral x 89% overall patient satisfaction in clinical trials, 94% adherence rate, 78% continuation rate x “Vaginal System” - potential for a new class of contraception with $0 co - pay x Segesterone acetate component of Annovera classified as NCE with 5 year exclusivity Chart comparisons for product characteristics only and are not intended to imply safety or efficacy comparisons

52 1 IQUVIA Data Commercialization Strategy Launch Timing ▪ Estimated to be commercially available as early as Q3’19 with commercial launch as early as Q4’19 to Q1’20 Attractive Market Segments for Annovera ▪ NuvaRing users – leveraging the physical and clinical strengths of Annovera • No additional sales representatives needed • 81% of total prescribers within current 150 TXMD territories 1 ▪ Women who want long - acting reversible contraception but don’t want a procedure ▪ Providers who do not want to purchase and manage inventory of IUDs and implants ▪ Women who haven’t had a child (nulliparous) or are not in a monogamous relationship and want long - term contraceptive options

53 Annovera ™ VASOMOTOR SYMPTOMS Complete Women’s Healthcare Portfolio Vasomotor symptoms affect up to 75% of perimenopausal women 1 1. https:// www.ncbi.nlm.nih.gov / pmc /articles/PMC4539866/ *Investigational product, pending FDA approval * DYSPAREUNIA (Vulvar & Vaginal Atrophy) PRENATAL CARE CONTRACEPTION/ FAMILY PLANNING - PERIMENOPAUSE ~60,000 New Prenatal Patients Many will go on contraception after breastfeeding REPRODUCTIVE HEALTH MENOPAUSE MANAGEMENT

54 Next Generation 1 - Year Contraceptive Vaginal System (NES/EE) Contraceptive Pipeline 3 - Month Contraceptive Vaginal Ring (NES/E2) 1 - Year Contraceptive Vaginal System ( NES/EE) Phase 1 Approved 08/10/2018 Pre - Clinical Phase 3 Phase 2 Approval Date ▪ 3 month ring using NES plus bio - identical Estradiol (E2) (Phase 2) ▪ 1 year contraceptive vaginal system (NES/EE) life cycle management Exclusive rights to negotiate co - development and marketing rights 1 1 TXMD has the option to co - develop and market in the US, if approved

55 Committed to Become the Leading Women’s Health Company

56 TherapeuticsMD , A Premier Women’s Health Company CONTRACEPTION PRENATAL CARE CONTRACEPTION/ FAMILY PLANNING - PERIMENOPAUSE VASOMOTOR SYMPTOMS DYSPAREUNIA (Vulvar & Vaginal Atrophy) REPRODUCTIVE HEALTH MENOPAUSE MANAGEMENT *Investigational product, pending FDA approval * Annovera™ Annovera™

57 Significant Insider and Institutional Share Ownership ▪ Board of Directors and Executive Officers have long - term commitment to the company • Beneficially own approximately 20% of the company’s shares • Three founding executives beneficially own approximately 17% of the company’s shares – Includes vested options to acquire approximately 4 million shares of common stock (approximately 9% of such executives’ current beneficial ownership) that were originally issued on January 1, 2009 and expire on January 1, 2019 ▪ Large institutional holder support • Large institutional holders – many long - term – beneficially own more than 55% of the company’s outstanding shares

58 TXMD: Financial Snapshot Shares Outstanding 235.4M (Post - offerings Aug 6, 2018) Debt $75M (as of June 30, 2018 ) Cash $154.4M (as of June 30, 2018) Listing Exchange Insider Ownership ~20% (October 2018) Net Cash Raised in Aug Offerings $90M

59 Thank You